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                               EXHIBIT 10.2

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                       REGISTRATION RIGHTS AGREEMENT

  This Registration Rights Agreement (this "Agreement"), dated as of April 28, 1994, is made by and among Farah Incorporated, a Texas corporation (the "Company"), the Georges Marciano Trust, a California corporation (the "GM Trust"), and the Paul Marciano Trust, a California corporation (the "PM Trust," and, together with the GM Trust, the "Trusts').

  WHEREAS, the Company, the Trusts, Marciano Investments, Inc. ("Marciano Investments") and others are party to the Amended and Restated Stock Purchase Agreement dated as of March 12, 1993 (the "Purchase Agreement").

  WHEREAS, pursuant to the Purchase Agreement, the Trusts were granted certain registration rights as set forth in Annex A to the Purchase Agreement ("Annex A").

  WHEREAS, in connection with the public offering of certain shares of the Company's common stock, $4.00 par value per share (the "Common Stock"), by the Company and Marciano Investments, the Company and Trusts agreed to amend certain provisions of Annex A.

  NOW, THEREFORE, in consideration of the aforementioned premises and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

1. DEFINITIONS

   As used in this Agreement, the following terms shall have the following meanings:

   ADVICE:  See Section 5 hereof.

   BUSINESS DAY: Any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions are authorized or required by law or other government actions to close.

   DEMAND NOTICE:  See Section 2(a) hereof.

   DEMAND REGISTRATION:  See Section 2(a) hereof.

   EXCHANGE ACT: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

   INDEMNIFIED PARTY:  See Section 7(c) hereof.

   INDEMNIFYING PARTY:  See Section 7(c) hereof.

   LOSSES:  See Section 7(a) hereof.

   PIGGYBACK NOTICE:  See Section 3(a) hereof.

   PIGGYBACK REGISTRATION:  See Section 3(a) hereof.

   PROCEEDING: An action, claim, suit or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or, to the knowledge of the Company, threatened.


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   PROSPECTUS:  The prospectus included in any Registration Statement
(including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

   REGISTRABLE SECURITIES: The 371,400 shares of Common Stock purchased by the GM Trust from the Company pursuant to the Purchase Agreement and the 247,500 shares of Common Stock purchased by the PM Trust pursuant to the Purchase Agreement (collectively, the "Shares"), upon the original issuances thereof, and at all times subsequent thereto, until in the case of any such Share, (i) it has been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it or (ii) it is saleable by the holder thereof pursuant to Rule 144(k) (or any similar provisions then in force).

   REGISTRATION STATEMENT: Any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

   RULE 144: Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

   SEC:  The Securities and Exchange Commission.

   SECURITIES ACT: The Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

   UNDERWRITTEN REGISTRATION OR UNDERWRITTEN OFFERING: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

2. DEMAND REGISTRATION

   (a) REQUESTS FOR REGISTRATION. At any time, each of the GM Trust and the PM Trust shall have the right by written notice delivered to the Company (the "Demand Notice") to require the Company to register (a "Demand Registration"), under and in accordance with the provisions of the Securities Act, the number of Registrable Securities requested to be so registered. The number of Demand Registrations made by each of the GM Trust and the PM Trust pursuant to this Section 2(a) shall not exceed one, unless a Demand Registration does not become effective or is not maintained effective for the period required pursuant to Section 2(b) hereof, in which case the party that made such Demand Registration shall be entitled to additional Demand Registrations in lieu thereof until a Demand Registration is declared and maintained effective for such period.

   (b) FILING AND EFFECTIVENESS. The Company shall (i) file each Demand Registration within the later of (A) 60 days from the date on which holders of Registrable Securities give the Demand Notice with respect to such Demand Registration, (B) 90 days from the effectiveness date of the last Demand Registration, if any, effected prior to such Demand Notice and (C) the first date upon which the Company, using its best efforts, is able to comply with the provisions of Article 3 of Regulation S-X under the Securities Act, and
(ii) use its reasonable efforts to cause the same to be declared effective by the SEC within 60 days of the date on which the Company is required to file such Demand Registration.

   If any Demand Registration is requested to be a "shelf" registration by the party that made such Demand Registration, the Company shall keep the Registration Statement filed in respect thereof effective for


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a period of up to 36 months from the date on which the SEC declares such
Registration Statement effective (subject to extension pursuant to Section 4(a) and the last paragraph of Section 5 hereof) or such shorter period that will terminate when all Registrable Securities covered by such Registration Statement have been sold pursuant to such Registration Statement. All requests made pursuant to this Section 2 shall specify the number of Registrable Securities to be registered and shall also specify the intended methods of disposition thereof.

   (c) NO PIGGYBACK ON DEMAND REGISTRATIONS. Neither the Company nor any of its respective securityholders (other than holders of Registrable Securities in such capacity pursuant to Section 3 hereof) may include securities of the Company in any Demand Registration, and the Company shall not enter into any agreement providing any such right to any of its securityholders.

   (d) PRIORITY ON DEMAND REGISTRATION. If any of the Registrable Securities registered pursuant to a Demand Registration are to be sold in one or more firm commitment underwritten offerings, and the managing underwriter determines in good faith that the total number of securities proposed to be sold in such offering is such as to materially and adversely affect the success of such offering, then there shall be included in such firm commitment underwritten offering the maximum number of Registrable Securities that in the opinion of such managing underwriter can be sold in such Demand Registration.

   (e) POSTPONEMENT OF DEMAND REGISTRATION. The Company shall be entitled to postpone, for a reasonable period of time not in excess of 60 days, the filing of a Registration Statement if the Company determines, in the good faith exercise of its reasonable business judgment, that such registration and offering could materially interfere with bona fide financing plans of the Company or would require disclosure of information, the premature disclosure of which could materially adversely affect the Company. If the Company postpones the filing of a Registration Statement, it shall promptly notify the holders of Registrable Securities in writing when the events or circumstances permitting such postponement have ended.

3. PIGGYBACK REGISTRATION

   (a) RIGHT TO PIGGYBACK. If at any time the Company proposes to file a registration statement under the Securities Act with respect to an offering of any class of equity securities (except on Form S-4, Form S-8 or any successor form thereto), whether or not for its own account (including, without limitation, pursuant to Section 3 hereof), then the Company shall give written notice of such proposed filing to holders of Registrable Securities at least thirty days before the anticipated filing date (the "Piggyback Notice"). The Piggyback Notice shall offer such holders the opportunity to register such amount of Registrable Securities as each such holder may request (a "Piggyback Registration"). Subject to Section 3(b) hereof, the Company shall include in each such Piggyback Registration all Registrable Securities requested to be included in the registration for such offering. The holders of Registrable Securities shall be permitted to withdraw all or part of the Registrable Securities from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration.

   (b) PRIORITY ON PIGGYBACK REGISTRATIONS. The Company shall use its best efforts to cause the managing underwriters of a proposed underwritten offering of equity securities to permit holders of Registrable Securities requested to be included in the registration for such offering to include all such Registrable Securities on the same terms and conditions as any similar equity securities, if any, of the Company included therein. Notwithstanding the foregoing, if the managing underwriters of such underwritten offering determine in good faith that the total number of securities that such holders and the Company propose to include in such offering is such as to materially and adversely affect the success of such offering, then (x) if such Piggyback Registration is a primary registration on behalf of the Company, the securities to be offered for the account of holders of Registrable Securities shall be reduced or limited PRO RATA in proportion to the respective dollar amounts of securities owned to the extent necessary to reduce the total number of securities to be included in such offering to the amount recommended by such managing underwriters, and (y) if such Piggyback Registration is an underwritten secondary registration on behalf of holders of equity securities of the Company, the Company shall include in such registration the number of securities included in such registration pursuant to this Section that,


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in the opinion of such managing underwriter, can be sold (allocated PRO RATA on the basis of the aggregate dollar amount of securities owned).

4. HOLD-BACK AGREEMENTS

   (a) RESTRICTIONS ON PUBLIC SALE BY HOLDERS OF REGISTRABLE SECURITIES. Each holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement filed pursuant to Section 2 or 3 hereof agrees, if requested (pursuant to a timely written notice) by the managing underwriters in an underwritten offering, not to effect any public sale or distribution of any of the Company s securities, including a sale pursuant to Rule 144 (except as part of such underwritten offering), during the period beginning 10 days prior to, and ending 90 days after, the closing date of each underwritten offering made pursuant to such Registration Statement. If a request is made pursuant to this Section 4(a) and securities offered for the account of holders of Registrable Securities are reduced pursuant to
Section 2(d) hereof, then the time period during which a Demand Registration is required to remain continuously effective pursuant to Section 2(b) shall be extended by 100 days.

   (b) RESTRICTIONS ON PUBLIC SALE BY THE COMPANY AND OTHERS. The Company agrees (i) without the written consent of the managing underwriters in an underwritten offering of Registrable Securities covered by a Registration Statement filed pursuant to Section 2 hereof, not to effect any public or private sale or distribution of its equity securities, including a sale pursuant to Regulation D under the Securities Act, during the period beginning 10 days prior to, and ending 90 days after, the closing date of each underwritten offering made pursuant to such Registration Statement (except on Form S-8 or any successor form to such Form); (PROVIDED, HOWEVER, that such period shall be extended by the number of days from and including the date of the giving of any notice pursuant to Section 5(c) hereof to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof), and (ii) to cause each holder of its equity securities purchased from the Company at any time on or after the date of this Agreement (other than equity securities purchased in a registered public offering or pursuant to the exercise of employee or director stock options) to agree not to effect any public sale or distribution of any such equity securities during such periods, including a sale pursuant to Rule 144.

   Notwithstanding the foregoing, in the case of a Demand Registration, the Company shall not effect any registration of its equity securities (except on Form S-4, Form S-8, or any successor forms to such Form), or effect any public or private sale or distribution of any of its equity securities, including a sale pursuant to Regulation D under the Securities Act, whether on its own behalf or at the request of any holder or holders of such equity securities (other than pursuant to and in accordance with Section 2 hereof), from the date of a request to register Registrable Securities pursuant to and in accordance with Section 2 hereof until the earlier of (i) 90 days after the date on which all securities covered by such Demand Registration have been sold or (ii) 120 days after the effective date of such Demand Registration, unless the Company shall have first notified in writing the holders of Registrable Securities covered by such Registration Statement of its intention to do so, and the holders of a majority of the Registrable Securities or the managing underwriter, if any, shall have consented thereto in writing.

5. REGISTRATION PROCEDURES

   In connection with the Company's registration obligations pursuant to Sections 2 and 3 hereof, the Company shall effect such registrations to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

   (a) Prepare and file with the SEC a Registration Statement or Registration Statements on a Form available for the sale of the Registrable Securities by the holders thereof in accordance with the intended method


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or methods of distribution thereof, and cause each such Registration
Statement to become effective and remain effective as provided herein; PROVIDED, HOWEVER, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto (including documents that would be incorporated or deemed to be incorporated therein by reference), the Company shall furnish to the holders of Registrable Securities covered by such Registration Statement, their counsel and the managing underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the review of such holders and such underwriters, if any, and the Company shall not file any such Registration Statement or Prospectus or any amendments or supplements thereto (including such documents that, upon filing, would be incorporated or deemed to be incorporated by reference therein) to which the holders of a majority of the Registrable Securities covered by such Registration Statement or the managing underwriters, if any, shall reasonably object, in writing, on a timely basis.

   (b) Prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable time period; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

   (c) Notify the selling holders of Registrable Securities and the managing underwriters, if any, promptly, and (if requested by any such Person), confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information,
(iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if at any time any of the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by paragraph 5(m) below cease to be true and correct in any material respect, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (vi) of the happening of any event that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

   (d) Use its reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment.

   (e) If requested by the managing underwriters, if any, or the holders of a majority of the Registrable Securities being sold in connection with an underwritten offering, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, and such holder agree should be included therein, as may be required by applicable law, (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the


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Company has received notification of the matters to be incorporated in such
Prospectus supplement or post-effective amendment, and (iii) supplement or make amendments to such Registration Statement; PROVIDED, HOWEVER, that the Company shall not be required to take any actions in this Section 5(e) that are not, in the opinion of counsel for the Company, in compliance with applicable law.

   (f) Furnish to each selling holder of Registrable Securities and each managing underwriter, if any, without charge, at least one conformed copy of the Registration Statement or Statements and each post-effective amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such selling holder (including those previously furnished or incorporated by reference) at the earliest practicable time under the circumstances before the filing of such documents with the SEC.

   (g) Deliver to each selling holder of Registrable Securities and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each selling holder of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

   (h) Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any seller or underwriter reasonably requests in writing; keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; PROVIDED, HOWEVER, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any tax in any such jurisdiction where it is not then so subject.

   (i) Cooperate with the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, or holders may request at least two Business Days prior to any sale of Registrable Securities.

   (j) Use its reasonable efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States, except as may be required solely as a consequence of the nature of such selling holder's business, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities.

   (k) Upon the occurrence of any event contemplated by paragraph 5(c)(vi) or 5(c)(vii) above, prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material


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fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

   (l) Use its best efforts to cause all Registrable Securities covered by such Registration Statement to be (i) listed on each securities exchange, if any, on which equity securities issued by the Company are then listed or (ii) authorized to be quoted on the NASDAQ or the National Market System of NASDAQ if the securities so qualify.

   (m) Enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other actions in connection therewith (including those requested by the managing underwriters, if any, or the holders of a majority of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (i) make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, with respect to the business of the Company and its subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and counsel to the holders of Registrable Securities being sold), addressed to each selling holder of Registrable Securities and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such counsel and underwriters; (iii) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed to each selling holder of Registrable Securities and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings; (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 7 hereof (or such other provisions and procedures acceptable to holders of a majority of Registrable Securities covered by such Registration Statement and the managing underwriters) with respect to all parties to be indemnified pursuant to said Section; and (v) deliver such documents and certificates as may be reasonably requested by the holders of a majority of the Registrable Securities being sold and the managing underwriters, if any, to evidence the continued validity of the representations and warranties made pursuant to clause 5(m)(i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

  (n) Make available for inspection by a representative of the holders of Registrable Securities being sold, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorney or accountant retained by such selling holders or underwriter, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information in each case reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement; PROVIDED, HOWEVER, that any information that is designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such Persons unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information, in the opinion of counsel to such Person, is required by law, (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such Person or (iv) such information becomes available to such Person from a source other than the Company and such source is not to the best knowledge of such Person bound by a confidentiality agreement.


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   (o)    Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act), no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or reasonable efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

   The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing.

   Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iii), 5(c)(v), 5(c)(vi) or 5(c)(vii) hereof, such holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus. If the Company shall give any such notice, the time periods mentioned in Section 2 hereof shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof or (y) the Advice.

6. REGISTRATION EXPENSES

   All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any of the Registration Statements is filed or becomes effective. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (B) of compliance with securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the underwriters or selling holders in connection with Blue Sky qualifications of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the managing underwriters, if any, or holders of a majority of the Registrable Securities being sold may designate), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the managing underwriters, if any, or by the holders of a majority of the Registrable Securities included in any Registration Statement), (iii) messenger, telephone and delivery expenses,
(iv) fees and disbursements of counsel for the Company, (v) fees and disbursements of all independent certified public accountants referred to in
Section 5(m)(iii) hereof (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) underwriters' fees and expenses (excluding discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities), (vii) Securities Act liability insurance, if the Company so desires such insurance, and (viii) fees and expenses of all other Persons retained by the Company. In addition, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Company are then listed. Fees and disbursements of counsel for any holder of Registrable Securities shall be borne by such holder.

7.       INDEMNIFICATION

  (a) INDEMNIFICATION BY THE COMPANY. The Company shall, without limitation as to time, indemnify and hold harmless each holder of Registrable Securities, the officers, directors, agents and employees of each of them, each Person who controls each such holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling person, to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and reasonable attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are based primarily upon information furnished in writing to the Company by such holder expressly for use therein; PROVIDED, HOWEVER, that the Company shall not be liable to the extent that (A) any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (i) such holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale by such holder of a Registrable Security to the person asserting such Losses who purchased such Registrable Security that is the subject thereof and (ii) the Prospectus would have adequately corrected such untrue statement or alleged untrue statement or such omission or alleged omission or (B) any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission in the Prospectus, if such untrue statement or alleged untrue statement, omission or alleged omission is adequately corrected in an amendment or supplement to the Prospectus and if, having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, the holder of Registrable Securities thereafter fails to deliver such Prospectus as so amended or supplemented, prior to or concurrently with the sale of a Registrable Security to the person asserting such Losses who purchased such Registrable Security that is the subject thereof from such holder.

  (b) INDEMNIFICATION BY HOLDER OF REGISTRABLE SECURITIES. In connection with any Registration Statement in which a holder of Registrable Securities is participating, such holder of Registrable Securities shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any Registration Statement or Prospectus and agrees to indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, to the fullest extent lawful, from and against all Losses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus, or form of prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement or omission or alleged omission is contained in any information so furnished in writing by such holder to the Company expressly for use in such Registration Statement or Prospectus and that such information was reasonably relied upon by the Company in preparation of such Registration Statement, Prospectus or form of prospectus. In no event shall the liability of any selling holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

  (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the party from which such indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with the defense thereof. All such fees and expenses (including any reasonable fees and expenses incurred in connection with investigating or preparing to defend such Proceeding) shall be paid to the Indemnified Party as they are incurred, within 5 Business Days after receipt of written demand for payment from such Indemnified Party, regardless of whether it is ultimately determined that such Indemnified Party is not entitled to indemnification hereunder; PROVIDED, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder. Any such Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expenses of such Indemnified Party unless (a) the Indemnifying Party has agreed to pay such fees and expenses; or (b) the Indemnifying Party shall have failed to promptly assume the defense of such Proceeding and to employ counsel reasonably satisfactory to the Indemnified Party; or (c) in the reasonable judgment of any such Indemnified Party a conflict of interest may exist between such Indemnified Party and any other of such Indemnified Parties with respect to such Proceeding (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof, it being understood, however, that the Indemnifying Party shall not, in connection with any one such Proceeding or separate but substantially similar or related Proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such Indemnified Parties). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending proceeding in respect of which any Indemnified Party is a party and is entitled to indemnity hereunder, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

  (d) CONTRIBUTION. If the indemnification provided for in this Section 7 is unavailable to an Indemnified Party under Section 7(a) or 7(b) hereof (other than by reason of exceptions provided in those Sections) in respect of any Losses or is insufficient to hold such indemnified Party harmless, then each applicable Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 7(c), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or Proceeding.

  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by PRO RATA allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 7(d), an Indemnifying Party that is a selling holder of Registrable Securities shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such Indemnifying Party and distributed to the public were offered to the public exceeds the amount of any damages that such Indemnifying Party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

 8.  RULE 144 AND RULE 144A

     The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any holder of Registrable Securities, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 and Rule 144A under the Securities Act. The Company further covenants that it will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 and Rule 144A under the Securities Act, as such Rules may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any holder of Registrable Securities, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 8 shall be deemed to require the Company to register any of its securities under any section of the Exchange Act.

 9.  UNDERWRITTEN REGISTRATIONS

     If any of the Registrable Securities covered by any Demand Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the holders of a majority of such Registrable Securities included in such offering. If any Piggyback Registration is an underwritten offering, the Company shall have the right to select the investment banker or investment bankers and managers to administer the offering.

10.  MISCELLANEOUS

     (a) REMEDIES. In the event of a breach by the Company of any of its obligations under this Agreement, each holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

     (b) NO INCONSISTENT AGREEMENTS. Other than Annex A, the Company has not, as of the date hereof, nor shall the Company, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. Other than Annex A, the Company has not previously entered into any agreement granting any registration rights with respect to its equity securities to any Person other than this Agreement. Without limiting the generality of the foregoing, without the written consent of (i) the holders of a majority of the then outstanding Registrable Securities and (ii) each of the GM Trust and the PM Trust, if such trust then holds Registrable Securities, the Company shall not grant to any Person the right to request the Company to register any equity securities of the Company under the Securities Act unless the rights so granted are subject to the prior rights of the holders of Registrable Securities set forth in, and are not otherwise in conflict or inconsistent with the provisions of, this Agreement.

     (c) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, without the written consent of holders of at least of majority of the then outstanding Registrable Securities.

     (d) NOTICES. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly received if so given) by hand delivery, by cable, telegram or telex, or by mail (registered or certified mail, postage prepaid return receipt requested) to the respective parties as follows:

     If to the Georges Marciano Trust, to:

     Georges Marciano Trust
     9756 Wilshire Boulevard
     Beverly Hills, California 90212
     Attention:  Georges Marciano

     With a copy to:

     Donahue, Mesereau & Wells
     1900 Avenue of the Stars
     Los Angeles, California 90067
     Attention:  Michael D. Donahue, Esq.

     If to the Paul Marciano Trust, to:

     Paul Marciano Trust
     1444 South Alameda Street
     Los Angeles, California 90021
     Attention:  Paul Marciano

     With a copy to:

     Skadden, Arps, Slate, Meagher & Flom
     300 South Grand Avenue, Suite 3400
     Los Angeles, California 90071
     Attention:  Jerome L. Coben, Esq.

     If to the Company, to:

     Farah Incorporated
     8889 Gateway West
     El Paso, Texas
     Attention:  Richard C. Allender

     With a copy to:

     Baker & McKenzie
     4500 Trammel Crow Center
     2001 Ross Avenue   Dallas, Texas 75201
     Attention:  Daniel W. Rabun, Esq.

or to such other address as any party may have furnished to the others in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt. With respect to holders of Registrable Securities who are not a party to this Agreement, all notices and other communications provided for herein shall be given to the address of such holder as it appears in the stock register of the Company.

    (e) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties and shall inure to the benefit of each holder of any Registrable Securities. The Company may not assign their rights or obligations hereunder without the prior written consent of each holder of any Registrable Security.

    (f)   GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL.

    THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. HE COMPANY IRREVOCABLY CONSENTS, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE COMPANY AT ITS ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY HOLDER OF A REGISTRABLE SECURITY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

    (g) SEVERABILITY. The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

    (h) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

    (i) ATTORNEYS' FEES. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof or thereof is validly asserted as a defense, the prevailing party, as determined by the court, shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

11.  TERMINATION OF ANNEX A

     The parties hereto agree that Annex A is hereby terminated and of no further force and effect as between the Companies and the Trusts.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date first above written.

                             FARAH INCORPORATED

                             By:    /s/ Richard C. Allender
                                 -----------------------------------------
                                 Name:
                                 Title:

                             GEORGES MARCIANO TRUST

                             By:    /s/ Georges Marciano
                                 -----------------------------------------
                                 Georges Marciano
                                 Trustee

                             PAUL MARCIANO TRUST

                             By:    /s/ Paul Marciano
                                 -----------------------------------------
                                 Paul Marciano
                                 Trustee


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